Seasonality of Operations	12 Months Ended
Jun. 30, 2018
Disclosure of subsidiaries [abstract]
Seasonality of Operations [Text Block]
32.
Seasonality of Operations

The Group is subject to significant seasonal fluctuations. The Retail business is weighted towards the first half of the financial year as demand for New Zealand farming inputs are generally weighted towards the Spring season. Livestock and Seed and Grain activities are significantly weighted to the second half of the financial year. Seed and Grain revenues reflect the fact the Group operates in geographical zones that suit Autumn harvesting and sowing. New Zealand generally has Spring calving and lambing and so Livestock trading is weighted towards the second half of the financial year in order for farmers to maximize their incomes. Other business units have similar but less material cycles. The Group recognises that this seasonality is the nature of the industry and plans and manages its business accordingly.